Exhibit 99.1

ELECTRONIC ARTS REPORTS FISCAL THIRD QUARTER RESULTS

Number One Revenue Share on the PlayStation 2, Xbox, PSP System and PC in 2005

EA to Acquire JAMDAT Mobile, Inc.

REDWOOD CITY, CA – February 2, 2006 – Electronic Arts (NASDAQ: ERTS) today announced financial results for the fiscal third quarter ended December 31, 2005.

Net revenue was $1.270 billion, down 11 percent as compared with $1.428 billion for the fiscal quarter ended December 31, 2004. Sales were driven by Need for Speed Most Wanted, FIFA 06, Harry Potter and the Goblet of Fire™, The Sims 2™ and Madden NFL 06, each selling over two million copies in the quarter. NBA Live 06, SSX™ On Tour, Tiger PGA TOUR® 06, From Russia with Love™ and Battlefield 2: Modern Combat™ also had strong sales, each selling over one million copies in the quarter.

Net income for the quarter was $259 million as compared with $375 million for the prior year. Diluted earnings per share were $0.83 as compared with $1.18 for the prior year.

Non-GAAP net income for the quarter, excluding certain items, was $268 million as compared with $391 million a year ago. Non-GAAP diluted earnings per share were $0.86 as compared with $1.23 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $733 million as compared with $722 million for the same period a year ago.

“We ended 2005 in a very strong competitive position,” said Larry Probst, Chairman and Chief Executive Officer. “We were number one on the PlayStation 2, the Xbox, PSP and PC in both North America and Europe. We also had a successful launch on the Xbox 360 and expect that we will be the number one publisher on this platform in 2006.”

“Calendar 2006 will be a year of investment ahead of revenues,” said Warren Jenson, Chief Financial and Administrative Officer. “Our resources will be focused on next-generation software and the global expansion of our online and mobile businesses.”

Current Highlights (comparisons are to the quarter ended December 31, 2004, unless otherwise stated)

•	Net revenue for the quarter: North America – down 11 percent to $618 million; Europe – down 13 percent to $577 million; Asia, including Japan, up 7 percent to $75 million. Reported net revenue decreased by $21 million or one percent due to changes in foreign currency rates.

•	Need for Speed Most Wanted sold over seven million copies in the quarter with over 60 percent sold internationally.

•	EA launched five Xbox 360™ titles in the quarter resulting in 30 percent revenue share in North America and 24 percent in Europe.

•	Six titles reached platinum status in the quarter, bringing EA’s total for the calendar year to 27.

•	EA had 22 percent revenue share in North America and 23 percent revenue share in Europe.

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•	EA had four of the top 10 titles in North America and six of the top 10 titles in Europe in 2005 – Madden NFL 06 was the #1 title in North America and Need for Speed Most Wanted was the #1 title in Europe.

•	EA signed an agreement with Twentieth Century Fox and Gracie Films to bring The Simpsons to next generation consoles.

•	The Company’s exclusive license with Tiger Woods was extended for six years.

•	EA entered into a definitive merger agreement with JAMDAT under which EA will pay $27 per share in cash in exchange for each share of JAMDAT common stock.

Business Outlook

The following forward-looking statements reflect expectations as of February 2, 2006. Results may be materially different and are affected by many factors, such as consumer spending trends, the popular appeal of EA’s products, development delays, current-generation and next-generation hardware availability, timely release of next-generation hardware platforms, the seasonal and cyclical nature of the interactive entertainment industry, the overall economy, competition, changes in foreign exchange rates, EA’s effective tax rate, and other factors detailed in this release and EA’s annual and quarterly SEC filings.

Fiscal Fourth Quarter Expectations – Ending March 31, 2006

•	Net revenue is expected to be between $550 and $600 million.

•	Non-GAAP diluted earnings per share are expected to be between $0.06 and $0.14.

•	GAAP net loss per share is expected to be between ($0.15) and ($0.23). This range includes $0.17 of estimated acquisition-related charges associated with the likely closing of the JAMDAT transaction, $0.09 related to the possible decision to repatriate up to $500 million in foreign earnings under the American Jobs Creation Act of 2004, and $0.04 of estimated charges related to the reorganization and establishment of an International Publishing headquarters in Geneva and other restructuring activities.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including any related tax effect, from the Company’s statement of operations:

•	Amortization of intangibles

•	Employee stock-based compensation

•	Restructuring and asset impairment charges

•	Acquired in-process technology and other acquisition-related charges

•	Certain non-recurring litigation expenses

•	Other-than-temporary impairment of investments in affiliates

In addition, the Company’s non-GAAP results exclude the impact of one-time tax adjustments.

Other significant non-recurring items may occur from time to time that require an adjustment to these non-GAAP measures. When these items occur, the accounting impact will become a reconciling item between the GAAP results and these non-GAAP measures.

2

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share is included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on February 2, 2006 at 2:00 pm PT (5:00 pm ET) to review the results for the Company’s third quarter ended December 31, 2005 and to discuss its outlook the future. Listeners may access the conference call live via webcast (http://investor.ea.com). A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles during the remainder of fiscal year 2006; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during fiscal year 2006; the timely release of next-generation hardware; the availability of an adequate supply of current-generation and next-generation hardware units; the Company’s ability to predict consumer preferences among competing hardware platforms; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; and other factors described in the Company’s annual report on Form 10-K for the year ended March 31, 2005 and Form 10-Q for the quarter ended September 30, 2005. These forward-looking statements speak only as of February 2, 2006. Electronic Arts does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

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ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2005	2004	2005	2004
Net revenue	$1,270	$1,428	$2,310	$2,575
Cost of goods sold	502	503	937	963

Gross profit	768	925	1,373	1,612

Operating expenses:
Marketing and sales	147	133	329	304
General and administrative	58	78	160	155
Research and development	206	185	571	473
Amortization of intangibles	1	1	3	2
Acquired in-process technology	—	9	—	9
Restructuring charges	9	—	9	—

Total operating expenses	421	406	1,072	943

Operating income	347	519	301	669
Interest and other income, net	20	23	49	44

Income before provision for income taxes and minority interest	367	542	350	713
Provision for income taxes	106	167	93	216

Income before minority interest	261	375	257	497
Minority interest	(2)	—	(5)	—

Net income	$259	$375	$252	$497

Earnings per share:
Basic	$0.86	$1.23	$0.83	$1.63
Diluted	$0.83	$1.18	$0.80	$1.57

Number of shares used in computation:
Basic	301	306	304	304
Diluted	311	317	315	316

Non-GAAP Results (in millions, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired in-process technology, restructuring charges, asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2005	2004	2005	2004
Net income	$259	$375	$252	$497

Amortization of intangibles	1	1	3	2
COGS amortization of intangibles	2	2	6	2
Employee stock-based compensation	—	4	1	4
Acquired in-process technology	—	9	—	9
Restructuring charges	9	—	9	—
Certain litigation expense	—	—	1	—
Income tax effect on the above items	(3)	—	(5)	(1)
Income tax adjustments	—	—	(9)	—

Non-GAAP net income	$268	$391	$258	$513

Non-GAAP diluted earnings per share	$0.86	$1.23	$0.82	$1.62
Number of shares used in diluted earnings per share computation	311	317	315	316

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	December 31, 2005	March 31, 2005 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,556	$2,958
Marketable equity securities	167	140
Receivables, net of allowances of $262 million and $162 million, respectively	567	296
Inventories	76	62
Deferred income taxes	88	86
Other current assets	208	164

Total current assets	3,662	3,706

Property and equipment, net	375	353
Investment in affiliates	11	10
Goodwill	154	153
Other intangibles, net	28	36
Deferred income taxes	15	19
Other assets	86	93

Total Assets	$4,331	$4,370

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$187	$134
Accrued and other liabilities	760	694

Total current liabilities	947	828

Other liabilities	30	33

Total liabilities	977	861

Minority interest	13	11

Stockholders’ equity:
Common stock	3	3
Paid-in capital	994	1,434
Retained earnings	2,257	2,005
Accumulated other comprehensive income	87	56

Total stockholders’ equity	3,341	3,498

Total Liabilities, Minority Interest and Stockholders’ Equity	$4,331	$4,370

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2005	2004	2005	2004
OPERATING ACTIVITIES
Net income	$259	$375	$252	$497
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22	20	68	53
Equity in net income of investment in affiliate	—	(1)	—	(1)
Minority interest	2	—	5	—
Realized losses (gains) on investments and sale of property and equipment	(2)	(6)	—	(10)
Stock-based compensation	1	4	1	4
Tax benefit from exercise of stock options	25	10	117	35
Acquired in-process technology	—	9	—	9
Other operating activities	(1)	—	—	—
Change in assets and liabilities:
Receivables, net	(223)	(518)	(243)	(687)
Inventories	(2)	(7)	(11)	(31)
Other assets	(19)	(41)	(35)	(14)
Accounts payable	16	26	50	84
Accrued and other liabilities	200	266	55	221

Net cash provided by operating activities	278	137	259	160

INVESTING ACTIVITIES
Capital expenditures	(31)	(37)	(87)	(82)
Proceeds from sale of property and equipment	—	1	—	16
Proceeds from sale of marketable equity securities	—	—	4	3
Purchase of investment in affiliates	(1)	(2)	(2)	(2)
Proceeds from sale of investment in affiliate	2	—	2	—
Proceeds from maturities and sales of short-term investments	627	85	948	897
Purchase of short-term investments	(66)	(590)	(347)	(2,248)
Acquisition of subsidiary, net of cash acquired	—	(60)	(3)	(60)
Other investing activities	(2)	—	(2)	—

Net cash provided by (used in) investing activities	529	(603)	513	(1,476)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	91	61	151	147
Repurchase and retirement of common stock	—	(31)	(709)	(31)

Net cash provided by (used in) financing activities	91	30	(558)	116

Effect of foreign exchange on cash and cash equivalents	(11)	13	(22)	13

Increase (decrease) in cash and cash equivalents	887	(423)	192	(1,187)
Beginning cash and cash equivalents	575	1,386	1,270	2,150

Ending cash and cash equivalents	1,462	963	1,462	963
Short-term investments	1,094	1,602	1,094	1,602

Ending cash, cash equivalents and short-term investments	$2,556	$2,565	$2,556	$2,565

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06
QUARTERLY RESULTS

Operating Income (loss)
GAAP operating income (loss)	$519	$—	$(96)	$49	$347
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	2	2	2	2	2
Employee stock-based compensation	4	2	—	1	—
Acquired-in-process technology	9	4	1	—	—
Restructuring charges	—	1	—	—	9
Certain litigation expense	—	21	—	1	—

Total adjustments	16	31	4	5	12

Non-GAAP operating income (loss)	$535	$31	$(92)	$54	$359

Non-GAAP operating income (loss) margin - % of net revenue	37%	6%	(25)%	8%	28%

Net Income (loss)
GAAP net income (loss)	$375	$8	$(58)	$51	$259
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	2	2	2	2	2
Employee stock-based compensation	4	2	—	1	—
Acquired-in-process technology	9	3	1	—	—
Restructuring charges	—	1	—	—	9
Certain litigation expense	—	21	—	1	—
Income tax effect on the above items	—	(8)	(1)	(1)	(3)
Income tax adjustments	—	—	—	(9)	—

Total adjustments	16	22	3	(5)	9

Non-GAAP net income (loss)	$391	$30	$(55)	$46	$268

Non-GAAP net income (loss) margin - % of net revenue	27%	5%	(15)%	7%	21%

GAAP diluted earnings (loss) per share	$1.18	$0.02	$(0.19)	$0.16	$0.83
Non-GAAP diluted earnings (loss) per share	$1.23	$0.09	$(0.18)	$0.15	$0.86
Shares used in diluted earnings (loss) per share computation	317	322	308	314	311

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$763	$669	$548	$472	$300
Adjustments:
Amortization of intangibles	3	3	3	4	4
COGS amortization of intangibles	2	3	5	7	8
Employee stock-based compensation	4	6	6	7	3
Acquired-in-process technology	9	14	15	15	5
Restructuring charges	9	1	1	1	10
Certain litigation expense	—	21	21	22	22

Total adjustments	27	48	51	56	52

Non-GAAP operating income	$790	$717	$599	$528	$352

Non-GAAP operating income margin - % of net revenue	25%	23%	20%	17%	12%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense , and other-than-temporary impairment of investments in affiliates, and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06
TRAILING TWELVE MONTH RESULTS

Net Income
GAAP net income	$587	$504	$422	$376	$260
Adjustments:
Amortization of intangibles	3	3	4	4	4
COGS amortization of intangibles	2	3	5	7	8
Employee stock-based compensation	4	6	6	7	3
Acquired-in-process technology	9	13	14	14	4
Restructuring charges	9	1	1	1	10
Certain litigation expense	—	21	21	22	22
Income tax effect on the above items	(4)	(8)	(9)	(10)	(13)
Income tax adjustments	(20)	—	—	(9)	(9)

Total adjustments	3	39	42	36	29

Non-GAAP net income	$590	$543	$464	$412	$289

Non-GAAP net income margin - % of net revenue	19%	17%	15%	14%	10%

GAAP diluted earnings per share	$1.86	$1.59	$1.32	$1.17	$0.82
Non-GAAP diluted earnings per share	$1.87	$1.71	$1.45	$1.29	$0.92

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	1,428	553	365	675	1,270	(11)%
Net revenue - trailing twelve months (“TTM”)	3,174	3,129	3,062	3,021	2,863	(10)%

Gross profit	925	320	214	391	768	(17)%
Gross margin - % of net revenue	65%	58%	59%	58%	60%
Gross profit - TTM	1,984	1,932	1,891	1,850	1,693	(15)%
Gross margin - TTM % of net revenue	63%	62%	62%	61%	59%

Operating income (loss)	519	—	(96)	49	347	(33)%
Operating income (loss) margin - % of net revenue	36%	0%	(26)%	7%	27%
Operating income - TTM	763	669	548	472	300	(61)%
Operating income margin - TTM % of net revenue	24%	21%	18%	16%	10%

Net income (loss)	375	8	(58)	51	259	(31)%
Diluted earnings (loss) per share	$1.18	$0.02	$(0.19)	$0.16	$0.83	(30)%
Net income - TTM	587	504	422	376	260	(56)%
Diluted earnings per share - TTM	$1.86	$1.59	$1.32	$1.17	$0.82	(56)%

Non-GAAP operating income (loss) (a)	535	31	(92)	54	359	(33)%
Non-GAAP operating income (loss) margin - % of net revenue	37%	6%	(25)%	8%	28%
Non-GAAP operating income - TTM (a)	790	717	599	528	352	(55)%
Non-GAAP operating income margin - TTM % of net revenue	25%	23%	20%	17%	12%

Non-GAAP net income (loss) (a)	391	30	(55)	46	268	(31)%
Non-GAAP diluted earnings (loss) per share (a)	$1.23	$0.09	$(0.18)	$0.15	$0.86	(30)%
Non-GAAP net income - TTM (a)	590	543	464	412	289	(51)%
Non-GAAP diluted earnings per share - TTM (a)	$1.87	$1.71	$1.45	$1.28	$0.92	(51)%

CASH FLOW DATA
Operating cash flow	137	474	(31)	12	278	103%
Operating cash flow - TTM	722	634	669	592	733	2%

Capital expenditures	37	44	33	23	31	(16)%
Capital expenditures - TTM	116	126	133	137	131	13%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,565	2,958	2,573	2,230	2,556	(0)%
Marketable equity securities	4	140	176	182	167	N/M
Receivables, net	892	296	167	328	567	(36)%
Inventories	84	62	66	74	76	(10)%

OTHER
Employees	5,669	6,122	6,365	6,608	6,819	20%
Diluted weighted-average shares	317	322	308	314	311

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	YOY % Change
GEOGRAPHIC REVENUE MIX
North America Revenue	692	288	184	443	618	(11)%
International Revenue	736	265	181	232	652	(11)%

Europe Revenue	666	218	144	191	577	(13)%
Asia Revenue	70	47	37	41	75	7%

Net Revenue	1,428	553	365	675	1,270	(11)%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	48%	52%	50%	66%	49%
International Revenue	52%	48%	50%	34%	51%

Europe Revenue	47%	40%	40%	28%	45%
Asia Revenue	5%	8%	10%	6%	6%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	661	196	117	304	495	(25)%
Xbox	233	83	44	136	152	(35)%
Xbox 360	—	—	—	—	76	N/M
Nintendo GameCube	109	37	22	27	69	(37)%
Other consoles	6	1	—	—	1	(83)%

Total Consoles	1,009	317	183	467	793	(21)%

PC	239	85	74	91	148	(38)%

PSP	—	18	33	45	120	N/M
Nintendo DS	16	7	12	8	36	125%
Game Boy Advance	39	9	6	7	35	(10)%
Cellular Handsets	—	—	1	2	1	N/M

Total Mobility	55	34	52	62	192	249%

Co-publishing and Distribution	79	89	30	32	99	25%

Subscription Services	14	16	15	14	16	14%
Licensing, Advertising & Other	32	12	11	9	22	(31)%

Total Internet Services, Licensing & Other	46	28	26	23	38	(17)%

Net Revenue	1,428	553	365	675	1,270	(11)%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	46%	36%	32%	45%	39%
Xbox	16%	15%	12%	20%	12%
Xbox 360	0%	0%	0%	0%	6%
Nintendo GameCube	8%	7%	6%	4%	5%
Other consoles	1%	0%	0%	0%	0%

Total Consoles	71%	58%	50%	69%	62%

PC	17%	15%	21%	14%	12%

PSP	0%	3%	9%	7%	9%
Nintendo DS	1%	1%	3%	1%	3%
Game Boy Advance	3%	2%	2%	1%	3%
Cellular Handsets	0%	0%	0%	0%	0%

Total Mobility	4%	6%	14%	9%	15%

Co-publishing and Distribution	5%	16%	8%	5%	8%

Subscription Services	1%	3%	4%	2%	1%
Licensing, Advertising & Other	2%	2%	3%	1%	2%

Total Internet Services, Licensing & Other	3%	5%	7%	3%	3%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	YOY % Change
Platform SKU Release Mix
Sony PlayStation 2	9	6	3	9	8	(11)%
Xbox	9	6	3	9	8	(11)%
Xbox 360	—	—	—	—	5	N/M
Nintendo GameCube	7	5	2	6	5	(29)%
Other consoles	1	—	—	—	—	(100)%

Total Consoles	26	17	8	24	26	0%

PC	7	5	2	6	7	0%

PSP	—	3	3	3	8	N/M
Nintendo DS	3	—	2	2	5	67%
Game Boy Advance	4	—	1	2	3	(25)%

Total Mobility	7	3	6	7	16	129%

Total SKUs	40	25	16	37	49	23%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates in accordance with the provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, we estimate that our reported net income and net earnings per share would have been the pro forma amounts indicated below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2005	2004	2005	2004
Net income - as reported	$259	$375	$252	$497
Stock-based compensation	(20)	(17)	(70)	(60)

Net income - pro forma	$239	$358	$182	$437

Net earnings per share:
As reported - basic	$0.86	$1.23	$0.83	$1.63
Pro forma - basic	$0.79	$1.17	$0.60	$1.44
As reported - diluted	$0.83	$1.18	$0.80	$1.57
Pro forma - diluted	$0.77	$1.14	$0.58	$1.39

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q3 Fiscal 2006

Q3 Product Releases	Platform
• Battlefield 2: Modern Combat™	PlayStation® 2
• Harry Potter and the Goblet of Fire™	PlayStation 2
• James Bond 007: From Russia With Love™	PlayStation 2
• NCAA® March Madness® 06	PlayStation 2
• Need for Speed™ Most Wanted	PlayStation 2
• Need for Speed™ Most Wanted Black Edition	PlayStation 2
• SSX™ on Tour	PlayStation 2
• The Sims™ 2	PlayStation 2
• Battlefield 2: Modern Combat	Xbox®
• Harry Potter and the Goblet of Fire	Xbox
• James Bond 007: From Russia With Love	Xbox
• NCAA March Madness 06	Xbox
• Need for Speed Most Wanted	Xbox
• Need for Speed Most Wanted Black Edition	Xbox
• SSX on Tour	Xbox
• The Sims 2	Xbox
• FIFA 06	XBOX 360™
• Madden NFL 06	XBOX 360
• NBA Live 06	XBOX 360
• Need for Speed Most Wanted	XBOX 360
• Tiger Woods PGA TOUR® 06	XBOX 360
• Harry Potter and the Goblet of Fire	Nintendo GameCube™
• James Bond 007: From Russia With Love	Nintendo GameCube
• Need for Speed Most Wanted	Nintendo GameCube
• SSX on Tour	Nintendo GameCube
• The Sims 2	Nintendo GameCube
• Battlefield 2: Special Forces™	PC
• Harry Potter and the Goblet of Fire	PC
• Need for Speed Most Wanted	PC
• Need for Speed Most Wanted Black Edition	PC
• The Sims™ 2 Holiday Edition	PC
• The Sims™ 2 Holiday Party Pack	PC
• The Sims™ Complete Collection	PC
• FIFA 06	PSP™
• Harry Potter and the Goblet of Fire	PSP
• Marvel Nemesis™: Rise of the Imperfects™	PSP
• NBA Live 06	PSP
• Need for Speed Most Wanted	PSP
• SSX on Tour	PSP
• The Lord of the Rings™ Tactics	PSP
• The Sims 2	PSP
• Harry Potter and the Goblet of Fire	Game Boy® Advance
• Need for Speed Most Wanted	Game Boy Advance
• The Sims 2	Game Boy Advance
• Burnout™ Legends	Nintendo DS™
• Harry Potter and the Goblet of Fire	Nintendo DS
• Marvel Nemesis: Rise of the Imperfects	Nintendo DS
• Need for Speed Most Wanted	Nintendo DS
• The Sims 2	Nintendo DS

Co-pub, International only and Others (not in SKU count)

• Resident Evil® 4	PlayStation 2
• Resident Evil® 4 Premium Edition	PlayStation 2
• Half Life® 2**	Xbox
• Black & White™ 2	PC

**	Distribution Deals

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